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                                                                    EXHIBIT 10.6


                  FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

     This First Amendment to Stock Purchase Agreement ("First Amendment") is entered into as of December 29, 1996, by and between ROBERT J. EMMONS, ("Emmons"), CASINO USA, INC., a California corporation ("Casino USA"), CASINO GUICHARD-PERRACHON, S. A., a French joint stock limited liability company ("Casino France") and SMART & FINAL INC., a Delaware corporation (the "Company") and successor in interest to SFI Corporation, a California corporation ("SFI"), with reference to the following facts:

     A. Emmons, Casino USA, Casino France and SFI have heretofore entered into a Stock Purchase Agreement dated as of March 7, 1991, and a Memorandum of Clarification thereto dated as of July 29, 1991 (collectively referred to as the "Agreement"), whereby Emmons has certain rights with respect to the purchase of 143,000 shares of Company stock ("Shares").

     B. The parties wish to amend the Agreement to provide for the establishment of a fixed purchase price for the Shares outstanding under the Agreement, and such other matters as are set forth below.

     NOW, THEREFORE, the parties agree as follows:

     1. Article III of the Agreement is hereby amended to add Section 3.3 as follows:

          "Shares Purchased After December 29, 1996.  The purchase price of the
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          Shares purchased after December 29, 1996 pursuant to this Agreement shall be $8.90 per share."

     2. All capitalized terms not defined herein shall have the same meaning as set forth in the Agreement. Except as amended herein all other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

                              /s/ ROBERT J. EMMONS
                              _____________________________________
                              ROBERT J. EMMONS


                              SMART & FINAL INC.
                              a Delaware corporation

                                  /s/ DONALD G. ALVARADO
                              By:___________________________________
                                     Senior Vice President
                              Title:_________________________________

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                                  /s/ MARTIN A. LYNCH
                              By:___________________________________
                                     Executive Vice President, CFO
                              Title:_________________________________



                              CASINO USA, INC.
                              a California corporation

                                  /s/ ROBERT J. EMMONS
                              By:_____________________________________
                                      President
                              Title: _________________________________

                                  /s/ WAYNE GEFFEN
                              By:_____________________________________
                                      Assistant Treasurer
                              Title: _________________________________



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